UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-2424711
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 717-426-1931

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Class A Common Stock, $.01 par value	DGICA	The NASDAQ Global Select Market
Class B Common Stock, $.01 par value	DGICB	The NASDAQ Global Select Market

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Background

Although we and Donegal Mutual Insurance Company (“Donegal Mutual”) each maintain our separate legal existence, our insurance subsidiaries and Donegal Mutual conduct business together as the “Donegal Insurance Group.” Among other things, all of the employees who provide services to us, Donegal Mutual and our respective insurance subsidiaries are employees of Donegal Mutual. However, for executive officers, we and Donegal Mutual (the “Companies”) jointly enter into employment agreements. We recently entered into revised employment agreements with the senior executive officers of the Donegal Insurance Group following review and analysis of existing arrangements, including taking into consideration prevailing market terms.

Entry into Employment Agreements

On October 1, 2020, the Companies entered into employment agreements with our named executive officers, which include Kevin G. Burke, President and Chief Executive Officer; Jeffrey D. Miller, Executive Vice President and Chief Financial Officer; Richard G. Kelley, Senior Vice President; Sanjay Pandey, Senior Vice President and Chief Information Officer and Daniel J. Wagner, Senior Vice President and Treasurer. The Companies also entered into employment agreements containing generally similar provisions with other executive officers of the Companies.

Employment Agreements with Kevin G. Burke and Jeffrey D. Miller

The respective employment agreements among the Companies and Messrs. Burke and Miller become effective October 1, 2020 and will extend for a term of 42 months, provided that the term of each employment agreement will automatically extend for one additional year following the initial 42-month term unless the executive or our board of directors and Donegal Mutual’s board of directors provides not less than 60 days’ advance notice that the employment agreement will expire at the end of the then-current term.

A summary of the principal terms of the employment agreements among the Companies and Messrs. Burke and Miller is as follows:

•

The Companies will pay Mr. Burke (a) an initial annual base salary equal to the amount of his current annual base salary of $665,000 or (b) such greater amount, if any, as the compensation committees of the Companies recommend and the boards of directors of the Companies approve, plus such other compensation as the Companies may, from time to time, determine.

•

The Companies will pay Mr. Miller (a) an initial annual base salary equal to the amount of his current annual base salary of $560,000 or (b) such greater amount, if any, as the compensation committees of the Companies recommend and the boards of directors of the Companies approve, plus such other compensation as the Companies may, from time to time, determine.

•

The respective employment agreements among the Companies and Messrs. Burke and Miller grant the executives the right to participate in the Companies’ incentive programs, including those relating to the standards and objectives set forth in the Companies’ executive incentive plans and benefit plans.

•	The respective employment agreements among the Companies and Messrs. Burke and Miller include customary provisions relating to indemnification, confidentiality and non-solicitation.

•

The respective employment agreements among the Companies and Messrs. Burke and Miller include a non-compete provision that extends for two years following a termination of employment (regardless of the reason for termination) with regard to any insurance company, insurance holding company or other entities that offer services or products competitive with the services or products that the Companies or their respective subsidiaries or affiliates currently offer or offer in the future.

•

The respective employment agreements among the Companies and Messrs. Burke and Miller include certain rights to terminate the agreement and, upon the occurrence of certain events such as a change of control, the right to receive severance payments, as provided in the employment agreements we attach as exhibits to this Form 8-K Report.

Employment Agreements of Our Other Named Executive Officers

The respective employment agreements among the Companies and Messrs. Kelley, Pandey and Wagner contain provisions similar to those included in the employment agreement among the Companies and Messrs. Burke and Miller, except as follows:

•

Each employment agreement among the Companies and the executive becomes effective October 1, 2020 and will extend for a term of three years, provided that the term of each employment agreement will automatically extend for one additional year following the initial three-year term unless the executive or our board of directors and Donegal Mutual’s board of directors provides not less than 60 days’ advance notice that the employment agreement will expire at the end of the then-current term.

•	The Companies will pay a base salary to the executive (a) an initial annual base salary equal to the amount of his current annual base salary, which for each executive is as follows:

•	Mr. Kelley, $425,000;

•	Mr. Pandey, $425,000; and

•	Mr. Wagner, $405,000

or (b) such greater amount, if any, as the compensation committees of the Companies recommend and the boards of directors of the Companies approve, plus such other compensation as the Companies may, from time to time, determine.

•	The employment agreements among the executives and the Companies do not include a non-compete provision.

•	We attach a form of employment agreement among the Companies and our other named executive officers as an exhibit to this Form 8-K Report.

Item 9.01.     Financial Statements and Exhibits

Exhibit No.	Exhibit Description

10.1	Employment Agreement dated as of October 1, 2020 among Donegal Mutual Insurance Company, Donegal Group Inc. and Kevin G. Burke.

10.2	Employment Agreement dated as of October 1, 2020 among Donegal Mutual Insurance Company, Donegal Group Inc. and Jeffrey D. Miller.

10.3	Form of Employment Agreement dated as of October 1, 2020 among Donegal Mutual Insurance Company, Donegal Group Inc. and Other Named Executive Officers of Donegal Group Inc.

104	Cover Page Interactive Data File (embedded within the XBRL file)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.

By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Executive Vice
President and Chief Financial Officer

Date: October 1, 2020